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                                                                    Exhibit 23.1








                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2002 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-82646) and related Prospectus of Printcafe Software, Inc.





/s/ Ernst & Young LLP

Pittsburgh, Pennsylvania
March 22, 2002